UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Media & Telecommunications Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After seeing stellar returns in 2013, our fund recorded a modest gain in the first half of this year. Investors continued to reward companies that are finding ways to grow rapidly even in a subdued economic expansion, which helped the performance of many of the leading stocks in our investment universe. However, a sharp sell-off among many of these stocks in March and April was a reminder of the importance of limiting position sizes and taking a long-term perspective, as we do in the fund. We are a bit more comfortable about overall market conditions than we were at the start of the period, but we would not be surprised to see more volatility ahead. Below, we discuss in some detail the reasons why we are willing to tolerate price swings in one of our high-multiple, fast-growing holdings, a cloud-based software firm.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 3.34% in the six months ended June 30, 2014. This return lagged that of the broad market, as represented by the S&P 500 Index, but slightly outpaced the Lipper Telecommunication Funds Average, which tracks the performance of similar funds. The fund’s long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category for the 3-, 5-, and 10-year periods ended in June. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 3 of 35, 1 of 35, 1 of 33, and 1 of 17 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks recorded modest gains in the first half of our fiscal year and managed to build on 2013’s strong performance. Investors were encouraged by a pattern of better-than-expected earnings growth, as many corporations found ways to increase profit margins even as overall economic growth remained modest. In fact, the economy surprised nearly all observers by contracting at an annualized rate of 2.9% in the first quarter—its worst showing since the end of the “Great Recession” of 2007 to 2009. Investors took the slowdown in stride, however, as many indicators suggested that the contraction was temporary and due in large part to the unusually severe winter in much of the country. The labor market showed particular strength, with the fastest pace of monthly job gains since 1999 helping the unemployment rate fall to 6.1% by June. Investors took as a positive sign that Federal Reserve officials continued to taper their purchases of long-term assets, citing improvement in the labor market, increasing business and household spending, and diminishing restraint from fiscal policy.

Performance varied widely among media and telecommunications shares in the period, but the major segments all delivered fairly modest returns. Telecommunication services stocks saw small gains as investors waited to see whether two large mergers would be approved—AT&T’s proposed acquisition of DirecTV and Comcast’s merger with Time Warner Cable. Media stocks fared a bit better, as strong gains among some large Internet-oriented firms helped offset losses among others. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

The muted six-month gains for both the fund and its peer group benchmark cloaked the most notable market event in the period—the abrupt sell-off and rebound in many fast-growing Internet-oriented stocks that began in March. The catalysts for the sell-off were unclear but may have involved worries that short-term interest rates were due to increase sooner than expected—fears that the Federal Reserve quickly took pains to dispel. A general increase in risk aversion due to slowing growth in China and conflict in Ukraine may also have been to blame. Better-than-expected first-quarter profits and a brighter economic environment later in the period helped many of these stocks regain their footing, however, and most of major indexes reached new all-time or multiyear highs in June.

PORTFOLIO REVIEW

While the performance of our holdings varied widely in the first half of our fiscal year, it was somewhat difficult to discern patterns among industries or segments. Our positions in pay TV operators were perhaps the most uniformly positive, with good gains from a range of holdings in both Europe (France’s Altice and the UK’s British Sky Broadcasting) and the U.S. (Time Warner Cable, Charter Communications, and Comcast). Wireless positions were also generally strong, with particularly good performance from cellular tower operator American Tower, which is benefiting from the scramble among providers to upgrade to 4G LTE service. Indonesia’s Sarana Menara Nusantara benefited from continued expansion of that country’s wireless networks.

Stock-specific factors drove most of our gains and losses, however. The performance of our Internet media holdings was especially mixed. Our top contributor was Facebook, which benefited from strong earnings and revenue growth. South Korean search portal NAVER and Chinese search provider Baidu also performed very well and offset sharply negative returns from online professional networking firm LinkedIn and China’s Sina, a Twitter-like messaging service that has recently run afoul of authorities. Similarly, strong performance in the media and entertainment segment from Netflix and Walt Disney was balanced by declines in Discovery Communications and Liberty Global. British wireless provider Vodafone was our leading detractor, as investors were disappointed that it had lost a potential suitor in AT&T to DirecTV. It helped our relative results to be underweight in Vodafone versus the benchmark, however.

We made relatively few changes to the portfolio during the period. Our long-term orientation led us to maintain our positions in most of our leading holdings, even as some fell sharply during the sell-off in high-valuation shares in March and April. Many of these stocks, such as Netflix, Ctrip.com International, and Akamai Technologies managed to recover most of their losses or even move to new highs by the time our reporting period ended. We did have several holdings that have yet to make their way back, however, including LinkedIn; Amazon.com; online business referral service Angie’s List; and cloud-based software firms Concur Technologies, Marketo, and NetSuite.

We added some new positions during the period, but these were largely unrelated to the spring pullback. We were quickly rewarded with good results in Altice, which we obtained through its initial public offering early in the year. The French cable company owns an attractive batch of assets in several regions and is led by a dynamic founder with a strong record of value creation. The company bears some resemblance to another holding, Liberty Global, which has seen strong long-term results under its impressive executive, John Malone. In terms of sales, one notable liquidation from the portfolio was Twitter, which we had acquired through its initial public offering last year. We like Twitter’s prospects, but we determined that its valuation had become unwarranted.

INVESTMENT STRATEGY AND OUTLOOK

The past six months provided an important example of how fast-growing companies are often especially volatile; indeed, if you look at the best-performing stocks over a multiyear period, you will find that most experienced meaningful price declines along the way. It is usually the case that companies with very attractive growth prospects also have high valuations, as investors will price in several years’ worth of growth. This tends to increase volatility, as the high valuations make these stocks especially sensitive to swings in investor sentiment over the short run.

Of course, it is optimal if you can manage to own these stocks when they’re working and sell them before they undergo a period of poor relative performance. Being savvy enough to do that on a consistent basis is impossible—at least for me. Rather than try to time short-term price movements, we spend the lion’s share of our research efforts on understanding the long-term opportunities for a company and whether it is on track to capitalize on them. Our view of the value of that opportunity relative to the current value embedded in the stock, and our assessment of the company’s likelihood of achieving it, are the dominant factors that influence our trading. If both of these factors look favorable, we are likely to keep owning the stock, with the knowledge that we could experience a short-term pullback.

With that as a backdrop, I would like to share an example of a stock in the fund whose long-term potential warrants owning it, in our opinion, in spite of its higher valuation. Concur Technologies, our largest holding in the software-as-a-service (SaaS) space, is an on-demand provider of travel and expense software, which automates the travel booking and expense report process for global enterprise customers. Revenue is generated on a per-expense-report basis (about $6 per report). The company faces little competition and has sufficiently low market penetration to allow for strong growth for many years to come. It also has an attractive recurring revenue model and a high customer retention rate. While these characteristics have led to a premium valuation compared with the average mid-cap company, Concur is actually a fair bit cheaper than many of its high-quality SaaS peers.

Concur’s current software business alone is enough to make us want to own the stock. However, Concur is playing for an even bigger prize. The firm’s travel and expense software business has given the company a unique position within the corporate travel market. The firm sits at the intersection of corporate travelers, travel agencies, and travel suppliers, and it is gaining increased influence as its business grows. From this position, it can be a facilitator in a number of areas within the corporate travel space, but the most obvious opportunity lies in handling air, hotel, and car rental bookings. Using commission rates earned by online travel agencies such as Priceline or Expedia as a guide, Concur could potentially generate multiple times more revenue per expense report from booking fees than it currently earns from software licensing fees. Booking revenue is poised to be unusually profitable for the company. Online travel agents spend around 35% of their revenue in sales and marketing costs. These costs will in all likelihood be much lower for Concur, as it has a more captive customer base, faces much lower competition, and is able to provide a more differentiated product by seamlessly tying together the booking experience and the expense reporting process on the back end.

Corporate customers’ use of Concur is likely to be motivated by convenience, as cost will not be a consideration given that the corporate customer is not the one paying the booking fees. Instead, the travel suppliers will be the ones potentially paying commissions to Concur, but this is an expense they already incur, in most cases, and that they will simply be shifting away from travel agents. In fact, Concur can even charge lower commissions than travel agents, if necessary. In addition, because of Concur’s unique position, the company will be able to provide travel suppliers with data that enable a better experience for the corporate traveler, assist them with marketing efforts, and more.

Given the enormous size of the corporate travel market, Concur will be worth significantly more than is contemplated today if it is able to execute on these opportunities. While the financial impact of the bookings business is not likely to show up in a material way within the next year or two, Concur is making steady progress growing its corporate client base and piecing together the connective tissue with travel suppliers. If our thesis is correct, this stock will generate excellent returns for our shareholders over time. In sum, Concur is an example of how valuation lies at the heart of our approach, even as we invest in many companies with seemingly unfavorable valuation characteristics as measured over the short term.

In the coming months, we would not be surprised to see some continued volatility in the share prices of Concur and other leading holdings, although the market seems a little more settled than it was at the start of the year. Even if the volatility does not materialize, muted returns are likely in our sector, especially compared with 2013. We remain optimistic about fundamentals in media and telecom, and we continue to think that many of the fast-growing companies in the fund will prove more durable than skeptics expect. As patient investors, we remain steadfast in our goal of finding and owning companies that will drive excess returns for our shareholders over the long run.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

July 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Google	5.8%
American Tower	5.4
Time Warner Cable	5.2
Amazon.com	5.2
Priceline	5.0
Crown Castle International	4.9
Verizon Communications	4.8
Baidu	4.7
Liberty Global	4.5
Facebook	3.4
Twenty-First Century Fox	2.6
Walt Disney	2.5
Ctrip.com International	2.4
Comcast	2.4
Qualcomm	2.1
Discovery Communications	2.1
NAVER	2.0
Vodafone	2.0
SBA Communications	1.9
Netflix	1.8
LinkedIn	1.6
Las Vegas Sands	1.5
Charter Communications	1.5
Iliad	1.4
T-Mobile	1.3
Total	78.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/14

Best Contributors		Worst Contributors	
Facebook	44¢	Amazon.com	-75¢
American Tower	44	Sina	-60
Ctrip.com International	37	LinkedIn	-30
Iliad	34	Discovery Communications	-23
Altice*	29	Angie's List	-10
Netflix	25	VeriSign	-9
NAVER	24	Sky Deutschland	-8
Time Warner Cable	23	eDreams Odiego*	-8
Walt Disney	20	Liberty Global	-7
Akamai Technologies	20	Hertz Global**	-6
Total	300¢	Total	-236¢

12 Months Ended 6/30/14

Best Contributors		Worst Contributors	
Baidu	173¢	Angie's List*	-12¢
Facebook	155	LinkedIn	-10
Google	100	NII Holdings**	-9
Priceline	88	eDreams Odiego*	-8
Time Warner Cable	80	Madison Square Garden**	-5
American Tower	80	Veeva Systems*	-5
Comcast	72	Sina	-4
NAVER*	56	Expedia**	-2
Qualcomm	52	Cablevision Systems**	-2
Amazon.com	51	Marketo*	-2
Total	907¢	Total	-59¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 69.46	$ 53.30	$ 46.91	$ 51.72	$ 41.03	$ 24.65
Investment activities						
Net investment income[(1)]	1.43	0.22	0.30	0.23	0.18	0.33
Net realized and unrealized gain / loss	0.89	21.30	10.31	(0.39)	10.81	16.55
Total from investment activities	2.32	21.52	10.61	(0.16)	10.99	16.88
Distributions						
Net investment income	–	(0.21)	(0.30)	(0.29)	(0.30)	(0.50)
Net realized gain	–	(5.15)	(3.92)	(4.36)	–	–
Total distributions	–	(5.36)	(4.22)	(4.65)	(0.30)	(0.50)
NET ASSET VALUE						
End of period	**$ 71.78**	**$ 69.46**	**$ 53.30**	**$ 46.91**	**$ 51.72**	**$ 41.03**

Ratios/Supplemental Data

Total return[(2)]	**3.34%**	**40.78%**	**22.69%**	**(0.03)%**	**26.79%**	**68.52%**
Ratio of total expenses to average net assets	0.80%[(3)]	0.80%	0.81%	0.83%	0.84%	0.90%
Ratio of net investment income to average net assets	4.17%[(3)]	0.35%	0.55%	0.44%	0.42%	1.03%
Portfolio turnover rate	14.5%	53.8%	39.2%	41.1%	41.8%	68.9%
Net assets, end of period (in millions)	$ 3,281	$ 3,329	$ 2,298	$ 1,861	$ 1,932	$ 1,527

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 98.1%		
BUSINESS SERVICES 2.4%		
Miscellaneous Business Services 2.4%		
Ctrip.com International, ADR (1)	1,225,200	78,462
Total Business Services		78,462
CONTENT 0.0%		
Media & Entertainment 0.0%		
Central European Media Enterprises, Warrants, 5/2/18 (1)	411,726	795
Total Content		795
HEALTH CARE 0.5%		
Healthcare Services 0.5%		
Veeva Systems, Class A (1)	598,000	15,219
Total Health Care		15,219
INFORMATION SERVICES 0.7%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)(3)	97,512	853
		853
E-Commerce 0.7%		
Vipshop Holdings, ADR (1)	116,600	21,891
		21,891
Total Information Services		22,744
IT SERVICES 0.9%		
IT Services 0.9%		
Equinix (1)	139,100	29,223
Total IT Services		29,223

MEDIA 62.0%		
Advertising 0.3%		
CBS Outdoor Americas	280,300	9,160
		9,160
Cable/Satellite 12.9%		
Altice (EUR) (1)	368,755	25,691
British Sky Broadcasting (GBP)	2,103,783	32,548
Charter Communications, Class A (1)	306,900	48,607
Comcast, Class A	1,448,400	77,750
DIRECTV (1)	352,200	29,941
Eutelsat Communications (EUR)	429,078	14,909
Sky Deutschland (EUR) (1)	2,353,644	21,683
Time Warner Cable, Class A	1,164,000	171,457
		422,586
Gaming 2.2%		
Las Vegas Sands	646,650	49,288
Wynn Macau (HKD)	5,586,400	21,984
		71,272
Internet E-Commerce 11.4%		
58.com, ADR (1)	262,200	14,174
Amazon.com (1)	525,500	170,672
Angie's List (1)	1,576,700	18,826
Coupons.com (1)	58,800	1,547
eDreams ODIGEO (EUR) (1)	522,103	3,753
GrubHub (1)	61,000	2,160
Priceline (1)	135,932	163,526
Redfin, Acquisition Date: 4/2/14, Acquisition Cost $30 (1)(2)(3)	10,172	25
		374,683
Internet Media 20.5%		
Baidu, ADR (1)	820,000	153,184

Facebook (1)	1,663,700	111,950
Google, Class A (1)	162,700	95,126
Google, Class C (1)	162,700	93,598
Houzz, Acquisition Date: 6/3/14 Acquisition Cost $1,400 (1)(2)(3)	18,686	1,400
LinkedIn (1)	299,400	51,338
NAVER (KRW)	80,499	66,433
Sina (1)	769,400	38,293
Tencent Holdings (HKD)	2,278,500	34,837
Yandex (1)	716,000	25,518
		671,677
Media & Entertainment 14.7%		
Central European Media Enterprises (1)	1,215,800	3,428
Discovery Communications, Class C (1)	939,700	68,213
Liberty Global, Class C (1)	3,485,021	147,451
Netflix (1)	131,100	57,763
Twenty-First Century Fox, Class A	2,387,100	83,906
Viacom, Class B	457,000	39,636
Walt Disney	951,500	81,582
		481,979
Total Media		2,031,357
SOFTWARE 5.0%		
Applications Software 3.3%		
Atlassian, Class A1, GDR Acquisition Date: 4/9/14 Acquisition Cost $527 (1)(2)(3)	32,963	528
Atlassian, Class A2, GDR Acquisition Date: 4/9/14 Acquisition Cost $1,897 (1)(2)(3)	118,586	1,897
Atlassian, Class A3, GDR Acquisition Date: 4/9/14 Acquisition Cost $363 (1)(2)(3)	22,707	363
Atlassian, Series 1, GDR Acquisition Date: 4/9/14 Acquisition Cost $926 (1)(2)(3)	57,862	926
Atlassian, Series 2, GDR Acquisition Date: 4/9/14 Acquisition Cost $2,479 (1)(2)(3)	154,924	2,479

Atlassian, Series A, GDR Acquisition Date: 4/9/14 Acquisition Cost $1,833 (1)(2)(3)	114,566	1,833
Concur Technologies (1)	267,400	24,959
Cvent (1)	115,310	3,354
Marketo (1)	297,700	8,657
NetSuite (1)	222,800	19,357
OPOWER (1)	186,600	3,518
salesforce.com (1)	387,300	22,494
Tangoe (1)	514,000	7,741
Workday (1)	127,200	11,430
		109,536
Infrastructure Software 0.3%		
Red Hat (1)	185,700	10,264
		10,264
Systems Software 1.4%		
ServiceNow (1)	397,349	24,620
VeriSign (1)	428,900	20,934
		45,554
Total Software		165,354
TECHNOLOGY 0.0%		
Software & Services 0.0%		
Dropbox, Class B, Acquisition Date: 5/1/12 Acquisition Cost $754 (1)(2)(3)	83,278	1,218
Total Technology		1,218
TELECOM EQUIPMENT 2.1%		
Wireless Equipment 2.1%		
QUALCOMM	869,200	68,841
Total Telecom Equipment		68,841

TELECOM SERVICES 24.5%		
Long Distance/Data 1.0%		
Akamai Technologies (1)	558,173	34,082
		34,082
Wireless - Domestic 13.5%		
American Tower, REIT	1,973,800	177,603
Crown Castle International, REIT	2,148,364	159,537
SBA Communications (1)	620,700	63,498
T-Mobile US (1)	1,263,096	42,465
		443,103
Wireless - International 5.2%		
Iliad (EUR)	152,510	46,100
Sarana Menara Nusantara (IDR) (1)	65,797,500	22,062
Tim Participacoes, ADR	1,211,200	35,161
Vodafone (GBP)	19,841,125	66,214
		169,537
Wireline - Domestic 4.8%		
Verizon Communications	3,205,576	156,849
		156,849
Total Telecom Services		803,571
Total Common Stocks (Cost $2,032,691)		3,216,784
CONVERTIBLE PREFERRED STOCKS 1.2%		
MEDIA 0.4%		
Internet E-Commerce 0.3%		
Airbnb, Series D, Acquisition Date: 4/16/14 Acquisition Cost $5,109 (1)(2)(3)	41,833	5,110

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/14
Investment Income (Loss)	
Income	
Dividend	$ 80,353
Interest	79
Securities lending	11
Total income	80,443
Expenses	
Investment management	10,422
Shareholder servicing	2,151
Prospectus and shareholder reports	76
Custody and accounting	131
Registration	71
Legal and audit	23
Directors	9
Proxy and annual meeting	2
Miscellaneous	58
Total expenses	12,943
Net investment income	67,500
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	188,277
Foreign currency transactions	45
Net realized gain	188,322
Change in net unrealized gain / loss	
Securities	(154,339)
Other assets and liabilities denominated in foreign currencies	6
Change in net unrealized gain / loss	(154,333)
Net realized and unrealized gain / loss	33,989
INCREASE IN NET ASSETS FROM OPERATIONS	$ 101,489

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $50,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $7,173,000 for the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2014, approximately 15% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2014 there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $467,604,000 and $537,636,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $2,096,528,000. Net unrealized gain aggregated $1,180,413,000 at period-end, of which $1,225,345,000 related to appreciated investments and $44,932,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $976,000 for T. Rowe Price Services, Inc.; and $334,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended June 30, 2014, the fund incurred $1,000 in interest expense related to outstanding borrowings on two days in the average amount of $23,200,000 and at an average annual rate of 1.08%. At June 30, 2014, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014